Post balance sheet events	6 Months Ended
Sep. 30, 2018
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Post balance sheet events
11	Post balance sheet events

Changes in our segments

From 1 October 2018, our existing Business and Public Sector and Wholesale and Ventures divisions will be brought together into a combined division, Enterprise, to accelerate transformation, simplify our operating model and strengthen accountabilities. These businesses operated and were reported separately throughout the first half of the 2018/19 financial year and therefore have been presented as separate operating segments throughout these accounts. In the first half of the year there were £10m of internal revenue and costs between Business and Public Sector and Wholesale and Ventures.

Following our commitment to Ofcom in 2017 BT Group has completed the transfer of 31,000 employees to Openreach Limited from 1 October 2018, marking the final step in the creation of a more independent, legally separate business within the BT Group. As part of this, BT Northern Ireland Networks was renamed Openreach Northern Ireland and will be reported as part of Openreach (previously Business and Public Sector (Enterprise)).

There is no impact on total group results, balance sheet or cash flows.

BT’s pension schemes

On 26 October, the High Court handed down a judgment involving the Lloyds Banking Group’s defined benefit pension schemes. The judgment concluded the schemes should be amended to equalise pension benefits for men and women in relation to guaranteed minimum pension benefits. The issues determined by the judgment arise in relation to many other defined benefit pension schemes. We are working with the trustees of our pension schemes, and our actuarial and legal advisers, to understand the extent to which the judgment crystallises additional liabilities for BT’s pension schemes. We estimate this could be in the hundreds of millions of pounds, and any adjustment necessary is expected to be recognised in the second half of 2018/19.